UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2005



                             ONE LINK 4 TRAVEL, INC
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             (Exact name of registrant as specified in its charter)

          Delaware                   333-81922                  43-1941213
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
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       (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (415) 293-8277
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

     On September 7, 2005, Company issued a press release which is attached hereto as Exhibit 99.1.

     The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.


Item 9.01.       Financial Statements and Exhibits

(c)      Exhibits.

99.1     Press Release dated September 7, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 7, 2005                              ONE LINK 4 TRAVEL, INC



                                                      By:    /s/ F. W. Guerin
                                                         --------------------
                                                      F. W. Guerin
                                                      Chief Executive Officer